Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Six Months Ended
	06-30-2023	03-31-2023	12-31-2022	09-30-2022	06-30-2022	06-30-2023	06-30-2022
Condensed Income Statement
Interest income	$18,703	17,918	17,719	16,704	16,208	36,621	31,330
Interest expense	4,526	3,976	1,511	1,260	1,041	8,502	1,940
Net interest income	14,177	13,942	16,208	15,444	15,167	28,119	29,390
Provision for (recovery of) credit losses	30	(57)	(19)	(157)	377	(27)	426
Net interest income after provision for (recovery of) credit losses	14,147	13,999	16,227	15,601	14,790	28,146	28,964
Non-interest income	3,646	3,581	3,629	3,581	3,528	7,227	7,078
Non-interest expense	12,078	12,525	12,065	12,350	11,469	24,603	23,719
Income before income taxes	5,715	5,055	7,791	6,832	6,849	10,770	12,323
Provision for income taxes	1,021	898	1,383	1,253	1,231	1,919	2,182
Net income	$4,694	4,157	6,408	5,579	5,618	8,851	10,141

Supplemental Income Statement Information
Amort/Accret income on acquired loans	$—	74	249	144	61	74	127
Tax-equivalent net interest income	$14,223	13,989	16,257	15,495	15,217	28,212	29,490

Per Share Data
Dividends per share	$0.21	0.21	0.21	0.20	0.20	0.42	0.40
Basic earnings per common share	$0.42	0.37	0.57	0.49	0.49	0.79	0.87
Diluted earnings per common share	$0.42	0.37	0.57	0.49	0.49	0.79	0.87
Book value per share	$18.20	18.22	17.82	17.31	17.84	18.20	17.84
Tangible book value per share	$12.81	12.86	12.48	11.97	12.53	12.81	12.53
Weighted average common shares outstanding:
Basic	11,056,308	11,189,170	11,211,328	11,284,225	11,337,805	11,122,371	11,576,873
Diluted	11,056,308	11,189,170	11,211,328	11,284,225	11,337,805	11,122,371	11,576,873
Shares outstanding at period end	11,116,080	11,202,063	11,259,080	11,293,639	11,374,515	11,116,080	11,374,515

Selected Financial Ratios
Return on average assets	0.98%	0.88%	1.34%	1.15%	1.18%	0.93%	1.07%
Return on average equity	9.22%	8.33%	12.90%	10.80%	10.96%	8.78%	9.48%
Return on average tangible common equity	13.07%	11.85%	18.59%	15.30%	15.52%	12.46%	13.18%
Dividend payout ratio	50.00%	56.76%	36.84%	40.82%	40.82%	53.16%	45.98%
Net interest margin (tax equivalent)	3.28%	3.28%	3.77%	3.54%	3.54%	3.28%	3.45%
Efficiency ratio (tax equivalent)	67.59%	71.29%	60.67%	64.74%	61.18%	69.42%	64.86%

Selected Balance Sheet Items
Cash and cash equivalents	$26,020	31,876	22,701	29,460	31.815
Debt and equity securities	314,763	328,194	323,167	325,801	337,952

Loans:
Commercial and industrial	$127,553	124,240	120,236	114,694	114,971
Commercial, secured by real estate	961,173	932,208	938,022	908,130	905,703
Residential real estate	312,338	303,051	305,575	316,669	315,930
Consumer	29,007	28,611	28,290	29,451	30,308
Agricultural	9,955	7,523	10,054	8,630	7,412
Other, including deposit overdrafts	69	62	81	52	81
Deferred net origination fees	(844)	(865)	(980)	(937)	(928)
Loans, gross	1,439,251	1,394,830	1,401,278	1,376,689	1,373,477
Less allowance for credit losses on loans	7,956	7,858	5,646	5,644	5,833
Loans, net	$1,431,295	1,386,972	1,395,632	1,371,045	1,367,644

	Three Months Ended					Six Months Ended
	06-30-2023	03-31-2023	12-31-2022	09-30-2022	06-30-2022	06-30-2023	06-30-2022
Selected Balance Sheet Items, continued

Allowance for Credit Losses on Loans:
Allowance for credit losses, beginning of period	$7,858	5,646	5,644	5,833	5,530
Cumulative change in accounting principle; adoption of ASU 2016-13	—	2,196	—	—	—
Provision for (recovery of) credit losses	131	32	(19)	(157)	377
Losses charged off	(49)	(36)	(60)	(53)	(116)
Recoveries	16	20	81	21	42
Allowance for credit losses, end of period	$7,956	7,858	5,646	5,644	5,833

Total earning assets	$1,756,157	1,736,829	1,726,902	1,714,196	$1,722,853
Total assets	1,950,763	1,924,531	1,919,121	1,904,700	1,912,901
Total deposits	1,596,709	1,603,881	1,604,970	1,657,370	1,658,825
Short-term borrowings	112,289	76,500	71,455	4,000	5,000
Long-term debt	18,122	18,598	19,072	24,539	25,000
Total shareholders’ equity	202,316	204,072	200,675	195,439	202,960
Equity to assets ratio	10.37%	10.60%	10.46%	10.26%	10.61%
Loans to deposits ratio	90.14%	86.97%	87.31%	83.06%	82.80%

Tangible common equity (TCE)	$142,362	144,006	140,498	135,149	142,557
Tangible common assets (TCA)	1,890,809	1,864,465	1,858,944	1,844,410	1,852,224
TCE/TCA	7.53%	7.72%	7.56%	7.33%	7.70%

Selected Average Balance Sheet Items
Cash and cash equivalents	$30,742	35,712	24,330	35,763	$28,787	$33,205	$30,788
Debt and equity securities	321,537	327,123	323,195	338,299	338,149	324,320	339,432

Loans	$1,405,939	1,389,385	1,383,809	1,384,520	$1,375,710	$1,397,708	$1,376,315
Less allowance for credit losses on loans	7,860	7,522	5,647	5,830	5,532	7,692	5,517
Net loans	$1,398,079	1,381,863	1,378,162	1,378,690	$1,370,178	$1,390,016	$1,370,798

Total earning assets	$1,737,256	1,729,008	1,711,524	1,736,031	1,722,503	1,733,160	1,724,938
Total assets	1,927,957	1,921,742	1,903,338	1,928,868	1,912,574	1,925,004	1,915,051
Total deposits	1,604,346	1,583,857	1,637,201	1,669,932	1,655,389	1,594,159	1,651,032
Short-term borrowings	79,485	94,591	21,433	5,728	18,263	86,996	15,399
Long-term debt	18,514	18,983	23,855	24,920	12,637	18,747	11,326
Total shareholders’ equity	204,085	202,419	197,014	205,051	205,645	203,257	215,629
Equity to assets ratio	10.59%	10.53%	10.35%	10.63%	10.75%	10.56%	11.26%
Loans to deposits ratio	87.63%	87.72%	84.52%	82.91%	83.10%	87.68%	83.36%

Asset Quality
Net charge-offs (recoveries)	$33	16	(21)	32	74	49	99
Other real estate owned	—	—	—	—	—	—	—

Non-accrual loans	$454	701	391	465	599	454	599
Loans past due 90 days or more and still accruing	256	—	39	—	0	256	—
Total nonperforming loans	$710	701	430	465	599	710	599

Net charge-offs (recoveries) to average loans	0.01%	0.00%	(0.01)%	0.01%	0.02%	0.01%	0.03%
Allowance for credit losses on loans to total loans	0.55%	0.56%	0.40%	0.41%	0.42%
Nonperforming loans to total loans	0.05%	0.05%	0.03%	0.03%	0.04%
Nonperforming assets to total assets	0.04%	0.04%	0.02%	0.02%	0.03%

	Three Months Ended					Six Months Ended
	06-30-2023	03-31-2023	12-31-2022	09-30-2022	06-30-2022	06-30-2023	06-30-2022

Assets Under Management
LCNB Corp. total assets	$1,950,763	1,924,531	1,919,121	1,904,700	1,912,901
Trust and investments (fair value)	744,149	716,578	678,366	611,409	625,984
Mortgage loans serviced	143,093	142,167	148,412	145,317	153,557
Cash management	2,668	1,831	1,925	53,199	38,914
Brokerage accounts (fair value)	384,889	374,066	347,737	314,144	303,663
Total assets managed	3,225,562	3,159,173	3,095,561	3,028,769	3,035,019

Reconciliation of Net Income Less Tax-Effected Merger-Related Costs
Net income	$4,694	4,157	6,408	5,579	5,618	8,851	10,141
Merger-related costs	415	25	—	—	—	440	—
Tax effect	(63)	(4)	—	—	—	(67)	—
Adjusted net income	$5,046	4,178	6,408	5,579	5,618	9,224	10,141

Adjusted basic and diluted earnings per share	$0.45	0.37	0.57	0.49	0.49	0.82	0.87
Adjusted return on average assets	1.05%	0.88%	1.34%	1.15%	1.18%	0.97%	1.07%
Adjusted return on average equity	9.92%	8.37%	12.90%	10.80%	10.96%	9.15%	9.48%

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (Dollars in thousands)
	June 30, 2023 (Unaudited)	December 31, 2022
ASSETS:
Cash and due from banks	$23,877	20,244
Interest-bearing demand deposits	2,143	2,457
Total cash and cash equivalents	26,020	22,701
Investment securities:
Equity securities with a readily determinable fair value, at fair value	1,279	2,273
Equity securities without a readily determinable fair value, at cost	2,099	2,099
Debt securities, available-for-sale, at fair value	281,156	289,850
Debt securities, held-to-maturity, at cost, net of allowance for credit losses	19,117	19,878
Federal Reserve Bank stock, at cost	4,652	4,652
Federal Home Loan Bank stock, at cost	6,460	4,415
Loans, net of allowance for credit losses	1,431,295	1,395,632
Premises and equipment, net	33,145	33,042
Operating leases right of use asset	6,260	6,525
Goodwill	59,221	59,221
Core deposit and other intangibles	1,497	1,827
Bank owned life insurance	44,846	44,298
Interest receivable	7,811	7,482
Other assets	25,905	25,503
TOTAL ASSETS	$1,950,763	1,919,398

LIABILITIES:
Deposits:
Noninterest-bearing	$480,288	505,824
Interest-bearing	1,116,421	1,099,146
Total deposits	1,596,709	1,604,970
Short-term borrowings	112,289	71,455
Long-term debt	18,122	19,072
Operating lease liabilities	6,434	6,647
Allowance for credit losses on off-balance sheet credit exposures	381	—
Accrued interest and other liabilities	14,512	16,579
TOTAL LIABILITIES	1,748,447	1,718,723

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	123,422	122,839
Common shares –no par value, authorized 19,000,000; issued 14,327,463 and 14,270,550 shares at June 30, 2023 and December 31, 2022, respectively; outstanding 11,116,080 and 11,259,080 shares at March 31, 2023 and December 31, 2022, respectively	21,249	21,230
Retained earnings	141,431	139,249
Treasury shares at cost, 3,211,383 and 3,011,470 shares at June 30, 2023 and December 31, 2022, respectively	(56,015)	(52,689)

LCNB CORP. AND SUBSIDIARIES CONSOLIDATED CONDENSED BALANCE SHEETS (Dollars in thousands)
	June 30, 2023 (Unaudited)	December 31, 2022
Accumulated other comprehensive loss, net of taxes	(27,771)	(29,954)
TOTAL SHAREHOLDERS' EQUITY	202,316	200,675
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,950,763	1,919,398

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
INTEREST INCOME:
Interest and fees on loans	$16,763	14,548	32,906	28,334
Dividends on equity securities with a readily determinable fair value	8	14	25	26
Dividends on equity securities without a readily determinable fair value	30	5	50	10
Interest on debt securities, taxable	1,323	1,254	2,666	2,349
Interest on debt securities, non-taxable	174	188	350	377
Other investments	405	199	624	234
TOTAL INTEREST INCOME	18,703	16,208	36,621	31,330
INTEREST EXPENSE:
Interest on deposits	3,335	775	5,791	1,514
Interest on short-term borrowings	1,008	163	2,312	249
Interest on long-term debt	183	103	399	177
TOTAL INTEREST EXPENSE	4,526	1,041	8,502	1,940
NET INTEREST INCOME	14,177	15,167	28,119	29,390
Provision for credit losses on loans	132	377	164	426
Provision for (recovery of) credit losses on debt securities, held-to-maturity	(1)	—	(1)	—
Recovery of credit losses on off-balance sheet credit exposures	(101)	—	(190)	—
TOTAL PROVISION FOR (RECOVERY OF) CREDIT LOSSES	30	377	(27)	426
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) CREDIT LOSSES	14,147	14,790	28,146	28,964
NON-INTEREST INCOME:
Fiduciary income	1,787	1,643	3,527	3,338
Service charges and fees on deposit accounts	1,445	1,546	2,927	2,952
Bank owned life insurance income	277	269	548	534
Gains from sales of loans	3	64	9	188
Other operating income	134	6	216	66
TOTAL NON-INTEREST INCOME	3,646	3,528	7,227	7,078
NON-INTEREST EXPENSE:
Salaries and employee benefits	7,061	7,014	14,410	14,229
Equipment expenses	417	428	778	836
Occupancy expense, net	599	735	1,562	1,510
State financial institutions tax	396	437	793	873
Marketing	320	368	512	630
Amortization of intangibles	112	112	223	252
FDIC insurance premiums, net	224	134	439	260
Contracted services	666	679	1,307	1,289
Other real estate owned, net	1	(879)	2	(879)
Merger-related expenses	415	—	440	—
Other non-interest expense	1,867	2,441	4,137	4,719
TOTAL NON-INTEREST EXPENSE	12,078	11,469	24,603	23,719
INCOME BEFORE INCOME TAXES	5,715	6,849	10,770	12,323
PROVISION FOR INCOME TAXES	1,021	1,231	1,919	2,182
NET INCOME	$4,694	5,618	8,851	10,141

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Earnings per common share:
Basic	0.42	0.49	0.79	0.87
Diluted	0.42	0.49	0.79	0.87
Weighted average common shares outstanding:
Basic	11,056,308	11,337,805	11,122,371	11,576,873
Diluted	11,056,308	11,337,805	11,122,371	11,576,873